UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22050

Exact name of registrant as specified in charter:
Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Enhanced Global
Dividend and Income
Fund
November 30, 2007

Closed-end

Table of contents

> Portfolio management review	1
> Performance summary	4
> Sector and country allocations	6
> Statement of net assets	8
> Statement of operations	19
> Statement of changes in net assets	20
> Financial highlights	21
> Notes to financial statements	22
> Report of independent registered public accounting firm	27
> Other Fund information	28
> Board of trustees/directors and officers addendum	33
> About the organization	35

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Dec. 11, 2007

The managers of Delaware Enhanced Global Dividend and Income Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

Describe the newly launched Delaware Enhanced Global Dividend and Income Fund.

The Fund’s manager established a strategy of investing globally in dividend-paying or income-generating securities across a broad range of asset types. The Fund also utilizes a strategy of selling covered call options and a dividend-capture strategy, in the effort to seek yield.

The Fund invests globally in equity securities of large, well-established companies and securities issued by real estate companies (including REITs and REOCs), and a wide range of fixed income and convertible securities.

How would you describe the investment environment during the five-month period ended Nov. 30, 2007?

In July, just as Delaware Enhanced Global Dividend and Income Fund was launched, conditions deteriorated across many of the markets in which the Fund invests. Equity and fixed income investors alike were coming to grips with the weaker-than-expected economic data in and outside of the United States, and severe credit concerns in the U.S. as related to the housing market.

Investors, already nervous about rising energy prices and other pressures on consumer spending, began to focus more intently on the difficult conditions for homeowners and homebuilders. Falling home prices and rising interest rates triggered an increase in mortgage defaults and substantial losses for banks and home lenders. Financial institutions that had invested in securities backed by the riskiest loans faced some of the steepest losses. Lenders responded by dramatically tightening their borrowing requirements.

In this environment, nervous investors fled the stock market between mid-July and mid-August, while the bond market also went through a severe period of stagnation over several weeks in the summer. Equity markets staged a temporary recovery in September after the Federal Reserve cut interest rates several times. The Fed’s interest rate cuts weren’t enough to satisfy investor anxiety, however. Markets fell sharply again during the fiscal period’s final month, overcome by losses associated with subprime mortgages, as well as potentially meager consumer spending.

How did the Fund perform over the first five-month investing period?

In its initial five-month period, Delaware Enhanced Global Dividend and Income Fund returned -4.97% at net asset value and -17.24% at market price (both figures reflect all distributions reinvested). By comparison, the Fund’s all-equity benchmark — the S&P 500 Index — fell 0.68% for the same period (the index does not have a market value). The Fund’s peer group, as measured by the Lipper Closed-end Global Funds Average, returned +2. 51% at net asset value and -3.24% at market price over that period.

How was the Fund’s strategy implemented during the initial months of operation?

We formulated a strategic investment approach that seeks to provide a high sustainable income. We first chose assets that would be core to the Fund’s strategy. The cumulative distribution rates for these asset classes were designed to mitigate risk and potentially improve upon the Fund’s income and performance levels. In addition, we used various income strategies in an attempt to enhance the sustainability of the Fund’s income stream. The percentage of the Fund’s assets invested in these strategies varies from time to time based on our assessment of economic and market conditions, and the potential for income.

We determined the proportion of the Fund assets allocated to various asset classes based on our analysis of economic and market conditions and our assessment of the income and potential for appreciation that can be achieved from investments in the class.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

During times of an economically sound market environment with a positive outlook, the Fund will invest at most 60% of its net assets in securities of U.S. issuers. However, if we determine that market conditions are not favorable, the Fund will invest at most 70% of its net assets in securities of U.S. issuers. The Fund may not invest more than 25% of the Fund’s net assets in any one industry. Of the remaining 75% of the Fund’s total assets, no more than 5% will be invested in the securities of any one issuer.

What other factors influenced performance in the Fund?

We generally sought to moderate risk within the Fund across many asset types. Among our U.S. large-cap equity investments, we believed a more defensive posture was best in light of slowing economic and corporate earnings growth. In general, we favored stocks with higher dividend yields, lower valuations, and potential for more predictable earnings over time. Growth stocks have outperformed value in recent months. Our large-cap value equity positioning was defensive, with an overweight versus the S&P 500 Index in healthcare.

We have also positioned the Fund’s fixed income allocation defensively across the board, for what we consider to be a challenging credit environment. This has included underweighting lower-rated bonds in the high yield portion of the Fund (such as those rated CCC), while moving up in capital structure of corporate bond issuers like banks, and focusing on asset-rich companies like utilities and hospitals. Noninvestment grade, high yield bonds fell by 2.13% for the same period, largely due to the severe market conditions in August and a focus by investors on higher-quality investments as the year progressed (source: Lehman).

After several years of strong performance, REITs have underperformed other stocks throughout 2007, and for the Fund’s five-month fiscal period. Our belief has been that non-U.S. REITs have for some time been more attractive than U.S. REITs, and as such, the portfolio was positioned at period end with a heavier allocation to non-U.S. than to U.S. REITs, with an emphasis on Southeast Asian markets. The FTSE NAREIT Equity REITs Index, which tracks the performance of U.S. REITs, fell 14.23% over the five-month period ended Nov. 30, 2007.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund.

Fund performance
Total return
June 29, 2007, through Nov. 30, 2007
At net asset value	-4.97%
At market price	-17.24%

High yield noninvestment grade bonds (“junk bonds”) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

The performance table above and the graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or the sales of Fund shares.

Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Diversification does not assure a profit or protect against loss in a declining market.

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception.

Past performance is not a guarantee of future results.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks current income, with a secondary objective of capital appreciation.

Total Fund net assets
$228 million

Number of holdings
491

Fund start date
June 29, 2007

NYSE symbol
DEX

Market price versus net asset value
June 29, 2007, through Nov. 30, 2007

	Starting value (June 29, 1999)	Ending value (Nov. 30, 2007)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$19.10	$17.64
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$19.10	$15.37

Beginning market price includes deduction of the initial sales charge but does not include fees or any brokerage commissions for purchases.

Performance of a $10,000 Investment
June 29, 2007, through Nov. 30, 2007

	Starting value (June 29, 2007)	Ending value (Nov. 30, 2007)
Lipper Closed-End Global Funds Average @ NAV	$10,000	$10,251
Lipper Closed-End Global Funds Average @ Market Price	$10,000	$9,676
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$9,503
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$10,000	$8,276

The chart assumes $10,000 invested in the Fund on June 29, 2007, and reflects the reinvestment of all distributions at market value. The chart assumes $10,000 invested in the Lipper Closed-end Global Funds Average at net asset value and at market price. Performance of the Fund and the Lipper class at NAV is based on the fluctuations in NAV during the period. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

Lipper Closed-end Global Funds Average represents the average return of closed-end global mutual funds tracked by Lipper (source: Lipper). You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of November 30, 2007

Sector and country designations may be different than the sector and country designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock	53.83%
Consumer Discretionary	6.01%
Consumer Staples	4.41%
Diversified REITs	2.67%
Energy	3.07%
Financials	9.93%
Health Care	4.57%
Health Care REITs	0.93%
Hotel REITs	0.85%
Industrial REITs	1.17%
Industrials	4.36%
Information Technology	4.38%
Mall REITs	0.51%
Materials	1.33%
Mortgage REITs	0.28%
Office REITs	2.12%
Retail REITs	3.13%
Telecommunications	2.41%
Utilities	1.70%
Convertible Preferred Stock	1.99%
Agency Collateralized Mortgage Obligations	0.31%
Agency Mortgage-Backed Securities	3.21%
Agency Obligations	0.62%
Commercial Mortgage-Backed Securities	0.90%
Convertible Bonds	0.35%
Corporate Bonds	15.95%
Banking	1.33%
Basic Industries	2.33%
Brokerage	0.61%
Capital Goods	0.39%
Consumer Cyclical	1.46%
Consumer Non-Cyclical	1.26%
Energy	1.44%
Finance & Investments	0.87%
Media	1.09%
Real Estate	0.14%
Services Cyclical	1.13%
Services Non-Cyclical	0.71%
Technology & Electronics	0.38%
Telecommunications	1.89%
Utilities	0.92%
Foreign Agencies	1.46%
Germany	0.45%
Luxembourg	0.54%
United States	0.47%
Municipal Bonds	0.04%
Non-Agency Asset-Backed Securities	0.43%
Non-Agency Collateralized Mortgage Obligations	0.92%
Senior Secured Loans	6.16%
Sovereign Debt	6.80%
Argentina	0.49%
Brazil	0.67%
Colombia	1.64%
Mexico	1.75%
Pakistan	0.77%
Turkey	1.04%
United Kingdom	0.44%
Supranational Banks	2.38%
U.S. Treasury Obligations	2.20%
Leveraged Non-Recourse Securities	0.00%
Preferred Stock	0.03%
Residual Interest Trust Certificates	0.20%
Securities Lending Collateral	13.00%
Total Value of Securities	110.78%
Written Option	0.00%
Obligation to Return Securities Lending Collateral	(13.00% )
Receivables and Other Assets Net of Liabilities	2.22%
Total Net Assets	100.00%

Percentage
Country	of Net Assets
Argentina	0.49%
Australia	5.90%
Austria	0.10%
Belgium	0.26%
Bermuda	0.57%
Brazil	0.92%
British Virgin Islands	0.13%
Canada	2.02%
Cayman Islands	0.79%
Colombia	1.64%
Denmark	0.33%
Dominican Republic	0.33%
Finland	0.41%
France	2.36%
Germany	1.20%
Hong Kong	0.62%
Ireland	0.42%
Japan	3.57%
Luxembourg	1.13%
Mexico	2.58%
Netherlands	1.82%
Norway	0.09%
Pakistan	0.77%
Singapore	0.95%
Supranational	2.38%
Spain	0.03%
Sweden	0.30%
Switzerland	0.31%
Taiwan	0.33%
Turkey	1.04%
United Arab Emirates	0.44%
United Kingdom	4.29%
United States	59.26%
Total	97.78%

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

November 30, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 53.83%
Consumer Discretionary – 6.01%
Bayerische Motoren Werke	13,594	$828,453
Disney (Walt)	27,300	904,995
*Don Quijote	40,300	861,157
Esprit Holdings	31,800	479,495
Gannett	19,400	712,950
Gap	53,100	1,083,240
Home Depot	24,700	705,432
KB HOME	17,000	355,130
Kesa Electricals	127,536	620,595
Koninklijke Philips Electronics	19,528	812,884
*Lagardere SCA	7,336	588,171
Limited Brands	38,300	769,064
Mattel	40,100	801,198
*NGK Spark Plug	20,000	355,670
Nissan Motor	66,900	767,098
Publicis Groupe	16,230	589,436
Round One	326	791,415
Starwood Hotels &
Resorts Worldwide	20,000	1,073,600
WPP Group	47,902	604,738
		13,704,721
Consumer Staples – 4.41%
*Clorox	50,000	3,244,000
Coca-Cola Amatil	64,877	574,390
Greggs	4,325	421,632
Heinz (H.J.)	21,200	1,002,760
*Kimberly-Clark	13,900	970,359
Kraft Foods Class A	28,300	977,765
Metro	9,713	887,839
Safeway	29,100	1,012,680
Wal-Mart Stores	20,200	967,580
		10,059,005
Diversified REITs – 2.67%
Babcock & Brown Japan
Property Trust	901,084	1,241,941
GPT Group	344,031	1,324,011
Lexington Reality Trust	60,000	1,061,400
Mapletree Logistics Trust	1,514,000	1,118,763
Mirvac Group	265,200	1,355,234
		6,101,349
Energy – 3.07%
Anadarko Petroleum	18,700	1,058,420
BP	94,278	1,144,166
Chevron	11,000	965,470
ConocoPhillips	12,000	960,480
Devon Energy	10,600	877,786
Exxon Mobil	10,000	891,600
*Total	13,702	1,108,066
		7,005,988
Financials – 9.93%
Allstate	17,200	879,264
American International
Group	14,300	831,259
Anglo Irish Bank	22,217	386,520
AXA	15,991	651,667
Bank of America	19,600	904,148
BB&T	25,600	923,648
Chubb	18,400	1,003,720
Citigroup	19,800	659,340
*Comerica	17,400	796,572
Dexia	21,902	596,635
Discover Financial Services	44,250	768,623
Fifth Third Bancorp	24,600	735,786
Genworth Financial	30,100	789,824
Hartford Financial
Services Group	10,100	962,732
HBOS	37,161	609,598
Huntington Bancshares	55,000	862,950
ING Groep	20,499	795,174
Macquarie Communications
Infrastructure Group	260,008	1,233,350
Mitsubishi Financial Group	55,000	543,171
Morgan Stanley	14,500	764,440
Nordea Bank	40,528	680,994
Royal Bank of
Scotland Group	38,561	364,071
Standard Chartered	22,440	882,075
SunTrust Banks	10,600	743,166
Travelers	18,000	955,980
U.S. Bancorp	30,600	1,012,554
Wachovia	19,400	834,200
*Washington Mutual	26,400	514,800
Wells Fargo	30,000	972,900
		22,659,161
Health Care – 4.57%
Abbott Laboratories	18,400	1,058,183
AstraZeneca	15,010	712,082
Baxter International	17,500	1,047,725
Bristol-Myers Squibb	32,600	965,938
Merck	16,400	973,504
Novartis	12,515	709,779
Novo Nordisk Class B	5,875	746,291
Ono Pharmaceutical	12,800	651,971
Pfizer	39,300	933,768
Sanofi-Aventis	9,926	946,617
Terumo	14,300	730,056
Wyeth	19,200	942,720
		10,418,634

	Number of	Value
	Shares	(U.S.$)
Common Stock (continued)
Health Care REITs – 0.93%
*Chartwell Seniors
Housing Real Estate
Investment Trust	94,500	$974,295
Extendicare Real Estate
Investment Trust	93,200	1,137,040
		2,111,335
Hotel REITs – 0.85%
Ashford Hospitality Trust	106,400	823,536
Hospitality Properties Trust	30,700	1,121,778
		1,945,314
Industrial REITs – 1.17%
Cambridge Industrial Trust	2,167,000	1,037,097
*ING Industrial Fund	686,475	1,634,771
		2,671,868
Industrials – 4.36%
*Asahi Glass	57,000	797,575
†British Airways	88,543	619,637
Compagnie de Saint-Gobain	6,905	676,325
Donnelley (R.R.) & Sons	22,200	813,852
FedEx	10,000	984,700
General Electric	24,200	926,618
Honeywell International	16,400	928,568
Lafarge	5,239	830,229
Macquarie Airports	396,414	1,524,831
Tomkins	128,926	518,017
Travis Perkins	16,723	457,287
Waste Management	24,900	854,568
		9,932,207
Information Technology – 4.38%
*Canon	12,300	648,821
†CGI Group Class A	92,539	1,052,168
†EMC	55,000	1,059,851
Fujitsu	79,000	558,794
Hewlett-Packard	17,900	915,764
Intel	35,400	923,232
*International Business
Machines	8,700	915,066
Motorola	55,100	879,947
Nokia	23,929	943,318
Pitney Bowes	19,900	766,150
Techtronic Industries	532,000	446,968
Xerox	52,500	886,200
		9,996,279
Mall REITs – 0.51%
General Growth Properties	25,000	1,161,000
		1,161,000
Materials – 1.33%
Cemex ADR	10,800	308,988
Dow Chemical	20,800	872,352
duPont (E.I.) deNemours	19,900	918,385
Weyerhaeuser	12,700	929,386
		3,029,111
Mortgage REITs – 0.28%
†Chimera Investment	15,000	232,650
*Gramercy Capital	17,200	409,016
		641,666
Office REITs – 2.12%
Brandywine Realty Trust	44,400	910,200
HRPT Properties Trust	122,400	1,013,472
ING UK Real Estate Trust	317,470	460,033
Japan Prime Realty	344	1,428,571
Mack-Cali Realty	28,600	1,020,734
		4,833,010
Retail REITs – 3.13%
*APN/UKA European
Retail Trust	1,310,620	1,351,002
Centro Retail Group	891,588	1,118,189
*Glimcher Realty Trust	49,400	958,854
Macquarie CountryWide
Trust	789,018	1,370,999
Macquarie DDR Trust	1,284,059	1,200,142
*Equity One	48,600	1,150,362
		7,149,548
Telecommunications – 2.41%
AT&T	23,500	897,935
Chunghwa Telecom ADR	38,300	763,319
Sprint Nextel	44,700	693,744
*Telefonos de Mexico ADR	19,000	708,130
Telstra	95,805	395,885
=Telstra - Installment	92,028	256,073
Verizon Communications	22,500	972,226
Vodafone	219,507	821,360
		5,508,672
Utilities – 1.70%
American Electric Power	21,200	1,010,604
Duke Energy	54,400	1,076,576
National Grid	44,460	749,423
Progress Energy	21,100	1,030,102
		3,866,705
Total Common Stock
(cost $132,987,198)		122,795,573

Convertible Preferred Stock – 1.99%
General Motors 5.25%
exercise price $64.90,
expiration date 3/6/32	35,000	698,950
Lucent Technologies Capital
Trust I 7.75% exercise
price $24.80, expiration
date 3/15/17	1,095	1,015,476
*New York Community
Capital Trust V 6.00%
exercise price $20.04,
expiration date 5/7/51	20,000	975,800

(continues)     9

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Number of	Value
		Shares	(U.S.$)
Convertible Preferred Stock (continued)
Schering-Plough 6.00%
exercise price $33.69,
expiration date 8/13/10		4,000	$1,082,500
XL Capital 7.00% exercise
price $80.59, expiration
date 2/15/09		36,000	771,120
Total Convertible Preferred Stock
(cost $4,728,066)			4,543,846

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.31%
Fannie Mae
Series 2001-50 BA
7.00% 10/25/41	USD	226,610	237,832
Series 2003-122 AJ
4.50% 2/25/28		164,600	163,095
Freddie Mac
Series 2557 WE
5.00% 1/15/18		60,000	60,046
Series 3005 ED
5.00% 7/15/25		100,000	98,352
Series 3113 QA
5.00% 11/15/25		73,842	74,058
Series 3131 MC
5.50% 4/15/33		40,000	40,398
Series 3337 PB
5.50% 7/15/30		25,000	25,142
Total Agency Collateralized
Mortgage Obligations
(cost $681,208)			698,923

Agency Mortgage-Backed Securities – 3.21%
•Fannie Mae ARM
6.06% 10/1/36		60,380	60,380
6.10% 10/1/36		37,792	37,792
6.36% 4/1/36		265,356	269,460
Fannie Mae S.F. 30 yr
5.50% 4/1/37		1,444,839	1,447,251
*6.00% 7/1/37		1,493,929	1,518,527
6.50% 7/1/37		995,854	1,024,281
Freddie Mac 6.00% 1/1/17		202,952	206,314
•Freddie Mac ARM
5.68% 7/1/36		41,518	42,073
Freddie Mac S.F. 15 yr
5.00% 6/1/18		39,432	39,528
Freddie Mac S.F. 30 yr
5.00% 1/1/34		1,459,022	1,435,479
7.00% 11/1/33		95,785	100,415
9.00% 9/1/30		103,514	112,368
GNMA I S.F. 30 yr
7.50% 12/15/23		177,175	188,720
7.50% 1/15/32		144,860	154,480
9.50% 9/15/17		122,083	133,133
12.00% 5/15/15		111,265	128,928
GNMA II S.F. 30 yr
6.00% 11/20/28		167,407	171,800
6.50% 2/20/30		237,385	246,920
Total Agency Mortgage-
Backed Securities
(cost $7,127,185)			7,317,849

Agency Obligations – 0.62%
Fannie Mae 4.75% 11/19/12		1,250,000	1,290,591
Federal Home Loan Bank
System 4.25% 11/20/09		125,000	126,358
Total Agency Obligations
(cost $1,385,261)			1,416,949

Commercial Mortgage-Backed Securities – 0.90%
Bank of America Commercial
Mortgage Securities
•Series 2004-3 A5
5.494% 6/10/39		60,000	60,390
•Series 2005-6 AM
5.353% 9/10/47		25,000	23,918
•Series 2006-3 A4
5.889% 7/10/44		150,000	154,682
Series 2006-4 A4
5.634% 7/10/46		150,000	151,981
•Bear Stearns Commercial
Mortgage Securities
Series 2007-T28 A4
5.742% 9/11/42		65,000	65,959
•Citigroup Commercial
Mortgage Trust Series
2007-C6 A4
5.889% 12/10/49		100,000	101,876
•Credit Suisse First Boston
Mortgage Securities
Series 2005-C6 A4
5.23% 12/15/40		150,000	148,444
JPMorgan Chase
Commercial Mortgage
Securities Series 2007-CB18
A4 5.44% 6/12/47		60,000	59,661
•Merrill Lynch/Countrywide
Commercial Mortgage
Trust Series 2007-7 A4
5.81% 6/12/50		150,000	152,665

		Principal	Value
		Amount°	(U.S.$)
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I
Series 2005-IQ9 A4
4.66% 7/15/56	USD	750,000	$727,108
•Series 2006-HQ9 A4
5.731% 7/12/44		175,000	178,465
•Series 2007-IQ14 A4
5.692% 4/15/49		150,000	151,454
•Series 2007-T27 A4
5.803% 6/13/42		75,000	76,235
Total Commercial Mortgage-
Backed Securities (cost $1,992,420)			2,052,838

Convertible Bonds – 0.35%
*Advanced Micro Devices
6.00% 5/1/15
exercise price $28.08,
expiration date 5/1/15		1,000,000	798,750
Total Convertible Bonds
(cost $801,820)			798,750

Corporate Bonds – 15.95%
Banking – 1.33%
American Express Centurion
Bank 5.55% 10/17/12		250,000	252,876
Bank One 5.90% 11/15/11		25,000	25,993
Citigroup 5.00% 9/15/14		45,000	43,262
HSBC Holdings
6.50% 9/15/37		100,000	94,417
JPMorgan Chase Capital XXV
6.80% 10/1/37		100,000	91,879
•Kazkommerts International
8.625% 7/27/16		1,000,000	798,100
*#TuranAlem Finance 144A
8.50% 2/10/15		2,000,000	1,662,500
Wells Fargo
5.25% 10/23/12		70,000	71,184
			3,040,211

Basic Industries – 2.33%
*AK Steel 7.75% 6/15/12		140,000	140,350
Bowater 9.00% 8/1/09		120,000	115,500
E.I. DU Pont de Nemours
5.00% 1/15/13		60,000	60,525
#Evraz Group 144A
8.25% 11/10/15		1,000,000	997,600
Georgia-Pacific
7.70% 6/15/15		105,000	102,638
8.875% 5/15/31		208,000	202,800
#GTL Trade Finance 144A
7.25% 10/20/17		100,000	102,515
Foundation Pennsylvania
Coal 7.25% 8/1/14		225,000	217,688
*#Ineos Group Holdings 144A
8.50% 2/15/16		110,000	99,550
Lubrizol 4.625% 10/1/09		90,000	90,432
#MacDermid 144A
9.50% 4/15/17		290,000	264,625
Norske Skog Canada
8.625% 6/15/11		135,000	112,725
#Norske Skogindustrier 144A
7.125% 10/15/33		250,000	212,563
Rohm & Haas
5.60% 3/15/13		65,000	67,714
•#Ryerson 144A
12.574% 11/1/14		60,000	58,050
#Sappi Papier Holding 144A
6.75% 6/15/12		230,000	227,009
Southern Copper
7.50% 7/27/35		1,000,000	1,076,162
#Steel Dynamics 144A
7.375% 11/1/12		50,000	49,875
Vale Overseas
6.875% 11/21/36		979,000	1,022,576
Verso Paper Holdings
9.125% 8/1/14		100,000	99,875
			5,320,772

Brokerage – 0.61%
Bear Stearns 5.85% 7/19/10		35,000	34,843
Goldman Sachs
6.75% 10/1/37		95,000	93,610
Jefferies Group
6.45% 6/8/27		55,000	50,955
JPMorgan Chase
5.75% 1/2/13		75,000	76,866
LaBranche 11.00% 5/15/12		165,000	163,763
#Morgan Stanley 144A
10.09% 5/3/17	BRL	2,000,000	981,759
			1,401,796
Capital Goods – 0.39%
*Berry Plastics Holding
8.875% 9/15/14	USD	170,000	164,900
*Graham Packaging
9.875% 10/15/14		250,000	230,625
*Graphic Packaging
International
8.50% 8/15/11		140,000	138,600
KB Home 8.625% 12/15/08		95,000	93,338
•Masco 6.004% 3/12/10		25,000	24,389
•NXP BV Funding
7.993% 10/15/13		95,000	90,131
Smurfit-Stone
Container Enterprises
8.00% 3/15/17		160,000	154,400
			896,383

(continues)     11

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Consumer Cyclical – 1.46%
CVS Caremark
4.875% 9/15/14	USD	25,000	$24,278
5.75% 6/1/17		80,000	80,610
•DaimlerChrysler Holding
5.328% 8/3/09		85,000	84,754
Darden Restaurants
6.20% 10/15/17		35,000	35,577
Ford Motor 7.45% 7/16/31		235,000	178,600
Ford Motor Credit
7.80% 6/1/12		500,000	446,018
•7.993% 1/13/12		100,000	87,209
*General Motors
8.375% 7/15/33		570,000	475,949
GMAC
4.375% 12/10/07		60,000	59,949
6.875% 9/15/11		455,000	397,851
6.875% 8/28/12		260,000	221,249
Koppers Industries
9.875% 10/15/13		90,000	94,950
Lear 8.75% 12/1/16		405,000	374,625
McDonald’s
6.30% 10/15/37		60,000	62,439
Neiman Marcus Group PIK
9.00% 10/15/15		180,000	188,100
Nordstrom 6.25% 1/15/18		15,000	15,197
Penney (J.C.)
6.375% 10/15/36		15,000	13,412
7.375% 8/15/08		45,000	45,530
#USI Holdings 144A
9.75% 5/15/15		500,000	420,000
Wal-Mart Stores
6.50% 8/15/37		25,000	25,717
			3,332,014
Consumer Non-Cyclical – 1.26%
ACCO Brands
7.625% 8/15/15		90,000	81,000
#AmBev International
Finance 144A
9.50% 7/24/17	BRL	1,189,000	567,075
American Achievement
8.25% 4/1/12	USD	50,000	49,000
#Amgen 144A
5.85% 6/1/17		34,000	34,631
6.375% 6/1/37		62,000	63,418
Anheuser Busch
5.50% 1/15/18		35,000	35,231
#Cerveceria Nacional
Dominicana 144A
8.00% 3/27/14		755,000	756,887
Clorox 5.45% 10/15/12		35,000	35,828
*Constellation Brands
8.125% 1/15/12		192,000	192,000
Cott Beverages
8.00% 12/15/11		190,000	174,800
Diageo Capital
5.20% 1/30/13		10,000	10,105
Jarden 7.50% 5/1/17		195,000	176,475
Kellogg 5.125% 12/3/12		45,000	45,391
Pepsico 4.65% 2/15/13		40,000	40,028
Pilgrim’s Pride
8.375% 5/1/17		369,000	363,465
Reynolds American
6.50% 7/15/10		25,000	26,084
Safeway 6.35% 8/15/17		40,000	42,140
UST 6.625% 7/15/12		30,000	32,646
Wyeth 5.50% 2/1/14		145,000	148,665
			2,874,869
Energy – 1.44%
AmeriGas Partners
7.125% 5/20/16		160,000	154,400
Apache 5.25% 4/15/13		50,000	51,317
CenterPoint Energy Resources
6.125% 11/1/17		25,000	25,523
*Chesapeake Energy
6.375% 6/15/15		200,000	193,000
Devon Energy
7.95% 4/15/32		10,000	12,323
Dynergy Holdings
7.75% 6/1/19		430,000	389,149
EnCana 5.90% 12/1/17		90,000	91,199
Energy Partners
9.75% 4/15/14		185,000	177,600
Enterprise Products
Operating
5.60% 10/15/14		45,000	45,578
•8.38% 8/1/66		100,000	104,557
Ferrellgas Finance Escrow
6.75% 5/1/14		40,000	39,000
#Hilcorp Energy I 144A
7.75% 11/1/15		210,000	204,225
Husky Energy
6.80% 9/15/37		30,000	31,654
#Key Energy Services 144A
8.375% 12/1/14		110,000	110,825
Kinder Morgan
Energy Partners
5.125% 11/15/14		30,000	29,108
Massey Energy
6.875% 12/15/13		205,000	194,750
Oneok Partners
6.15% 10/1/16		60,000	62,297
6.85% 10/15/37		60,000	63,711

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Energy (continued)
#OPTI Canada 144A
7.875% 12/15/14	USD	225,000	$220,500
Plains Exploration &
Production
7.00% 3/15/17		500,000	477,499
Suncor Energy
6.50% 6/15/38		85,000	90,012
TransCanada Pipelines
6.20% 10/15/37		55,000	56,259
Valero Energy
6.125% 6/15/17		20,000	20,666
6.625% 6/15/37		27,000	28,039
Valero Logistics Operations
6.05% 3/15/13		58,000	59,424
Williams 7.50% 1/15/31		275,000	299,750
XTO Energy 6.25% 8/1/17		55,000	58,074
			3,290,439
Finance & Investments – 0.87%
#Algoma Acqusition 144A
9.875% 6/15/15		90,000	72,450
•American Express
6.80% 9/1/66		70,000	72,112
Berkshire Hathaway Finance
4.85% 1/15/15		40,000	40,045
#Capmark Financial
Group 144A
5.875% 5/10/12		40,000	31,035
6.30% 5/10/17		100,000	69,030
#Cardtronics 144A
9.25% 8/15/13		120,000	115,800
General Electric Capital
5.625% 9/15/17		55,000	56,869
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65		100,000	94,895
International Lease Finance
5.35% 3/1/12		45,000	45,028
5.875% 5/1/13		30,000	30,610
Leucadia National
8.125% 9/15/15		200,000	200,000
Montpelier Re Holdings
6.125% 8/15/13		15,000	15,441
#Nuveen Investments 144A
10.50% 11/15/15		185,000	183,613
Prudential Financial
6.00% 12/1/17		47,000	46,600
6.625% 12/1/37		15,000	14,922
Red Arrow International
Leasing 8.375% 3/31/12	RUB	14,153,610	578,816
Unitrin 6.00% 5/15/17	USD	55,000	56,020
*Washington Mutual
5.25% 9/15/17		35,000	28,011
5.50% 8/24/11		55,000	50,190
•#White Mountains Re
Group 144A
7.51% 5/29/49		195,000	180,828
			1,982,315
Media – 1.09%
*CCH I Holdings
13.50% 1/15/14		55,000	42,350
Comcast 6.30% 11/15/17		160,000	166,183
Grupo Televisa
8.49% 5/11/37	MXN	10,000,000	887,860
Idearc 8.00% 11/15/16	USD	350,000	329,000
#Lamar Media 144A
6.625% 8/15/15		70,000	66,850
#LBI Media 144A
8.50% 8/1/17		100,000	97,000
#News America 144A
6.65% 11/15/37		40,000	40,863
#Quebecor World 144A
7.75% 3/15/16		190,000	178,125
#RH Donnelley 144A
8.875% 10/15/17		445,000	421,637
THOMSON 5.70% 10/1/14		80,000	81,517
Time Warner Cable
5.40% 7/2/12		120,000	120,864
Viacom
5.75% 4/30/11		30,000	30,470
•6.044% 6/16/09		25,000	24,918
			2,487,637
Real Estate – 0.14%
BF Saul REIT 7.50% 3/1/14		224,000	213,920
iStar Financial
5.15% 3/1/12		25,000	21,600
5.875% 3/15/16		45,000	36,873
Regency Centers
5.875% 6/15/17		35,000	34,409
			306,802
Services Cyclical – 1.13%
Aramark 8.50% 2/1/15		365,000	368,194
Corrections Corporation of
America 7.50% 5/1/11		100,000	101,750
#Erac USA Finance 144A
7.00% 10/15/37		150,000	150,123
FTI Consulting
7.625% 6/15/13		450,000	461,249
#Galaxy Entertainment
Finance 144A
9.875% 12/15/12		180,000	189,900
*Harrah’s Operating
6.50% 6/1/16		563,000	428,524
Hertz 8.875% 1/1/14		355,000	356,775
Mandalay Resort Group
9.50% 8/1/08		190,000	194,750
Rental Services
9.50% 12/1/14		215,000	200,488

(continues)     13

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Services Cyclical (continued)
#Seminole Indian Tribe of
Florida 144A
7.804% 10/1/20	USD	120,000	$125,086
			2,576,839
Services Non-Cyclical – 0.71%
Abbott Laboratories
5.15% 11/30/12		65,000	66,673
5.60% 11/30/17		110,000	112,566
Allied Waste North America
7.375% 4/15/14		100,000	100,750
7.875% 4/15/13		180,000	185,850
AstraZeneca 5.90% 9/15/17		105,000	109,970
Community Health Systems
8.875% 7/15/15		270,000	274,049
#Covidien International
Finance 144A
6.00% 10/15/17		29,000	30,218
6.55% 10/15/37		45,000	47,233
HCA PIK 9.625% 11/15/16		256,000	266,880
Omnicare 6.875% 12/15/15		100,000	92,500
#UnitedHealth Group 144A
*5.50% 11/15/12		80,000	81,434
6.00% 11/15/17		40,000	40,312
6.625% 11/15/37		20,000	19,819
US Oncology
10.75% 8/15/14		75,000	73,875
WellPoint
5.00% 1/15/11		60,000	60,871
5.00% 12/15/14		52,000	49,814
			1,612,814
Technology & Electronics – 0.38%
Freescale Semiconductor
8.875% 12/15/14		200,000	183,750
Sungard Data Systems
9.125% 8/15/13		98,000	100,205
*10.25% 8/15/15		499,000	516,465
Xerox 5.50% 5/15/12		55,000	56,060
			856,480
Telecommunications – 1.89%
#American Tower 144A
7.00% 10/15/17		105,000	107,363
AT&T Wireless
8.125% 5/1/12		125,000	140,581
•Centennial Communications
10.981% 1/1/13		250,000	256,875
Citizens Communications
9.00% 8/15/31		500,000	506,249
Cricket Communications
9.375% 11/1/14		280,000	261,800
*#Digicel 144A
9.25% 9/1/12		200,000	202,000
#Digicel Group 144A
8.875% 1/15/15		1,000,000	897,499
•#Hellas Telecommunications
Luxembourg II 144A
10.993% 1/15/15		150,000	144,000
Liberty Media
8.50% 7/15/29		250,000	246,186
Lucent Technologies
6.45% 3/15/29		50,000	40,500
MetroPCS Wireless
9.25% 11/1/14		150,000	142,875
#PAETEC Holding 144A
9.50% 7/15/15		425,000	423,938
Qwest Capital Funding
7.25% 2/15/11		75,000	74,438
•Rural Cellular
10.661% 11/1/12		245,000	251,125
Sprint Capital
7.625% 1/30/11		65,000	67,533
•Sprint Nextel
5.598% 6/28/10		70,000	67,851
Telecom Italia Capital
4.00% 1/15/10		75,000	73,852
•5.819% 7/18/11		50,000	49,013
Telefonica Emisiones
5.984% 6/20/11		75,000	77,268
Triton PCS 8.50% 6/1/13		100,000	104,750
Windstream 8.125% 8/1/13		175,000	180,906
			4,316,602
Utilities – 0.92%
#Abu Dhabi National
Energy 144A
6.165% 10/25/17		1,000,000	994,226
AES 7.75% 3/1/14		105,000	103,688
Commonwealth Edison
6.15% 9/15/17		60,000	62,256
FPL Group Capital
5.625% 9/1/11		80,000	82,393
#Illinois Power 144A
6.125% 11/15/17		30,000	30,517
Midamerican Energy
Holdings 5.95% 5/15/37		85,000	82,888
Mirant North America
7.375% 12/31/13		180,000	181,350
NRG Energy 7.375% 2/1/16		200,000	196,500
Pacific Gas & Electric
5.625% 11/30/17		40,000	40,036
5.80% 3/1/37		60,000	57,528
Pepco Holdings
6.125% 6/1/17		30,000	31,275
•6.246% 6/1/10		40,000	39,889
PSEG Power 5.50% 12/1/15		55,000	54,153
Southwestern Electric Power
5.875% 3/1/18		60,000	59,675

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Utilities (continued)
Virginia Electric Power
5.10% 11/30/12	USD	85,000	$85,222
			2,101,596
Total Corporate Bonds
(cost $37,660,982)			36,397,569

Foreign Agencies – 1.46%
Germany – 0.45%
KFW 11.75% 8/8/08	ISK	63,700,000	1,021,514
			1,021,514
Luxembourg – 0.54%
#Gazprom 144A
8.625% 4/28/34	USD	1,000,000	1,242,500
			1,242,500
United States – 0.47%
#Pemex Project Funding
Master Trust 144A
6.625% 6/15/35		1,000,000	1,066,528
			1,066,528
Total Foreign Agencies
(cost $3,250,521)			3,330,542

Municipal Bonds – 0.04%
Buckeye, Ohio Tobacco
Settlement Finance
Authority 5.875% 6/1/47		30,000	28,589
West Virginia Tobacco
Settlement Finance
Authority 7.467% 6/1/47		65,000	61,807
Total Municipal Bonds
(cost $94,002)			90,396

Non-Agency Asset-Backed Securities – 0.43%
Capital Auto Receivables
Asset Trust Series 2007-3
A3A 5.02% 9/15/11		60,000	60,367
Caterpillar Financial Asset
Trust Series 2007-A A3A
5.34% 6/25/12		20,000	20,267
Centex Home Equity
Series 2005-D AF4
5.27% 10/25/35		150,000	149,002
CNH Equipment Trust
Series 2007-B A3A
5.40% 10/17/11		30,000	30,348
Discover Card Master Trust
Series 2007-A1
5.65% 3/16/20		100,000	102,771
#Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31		150,000	144,729
Harley-Davidson
Motorcycle Trust
Series 2005-2 A2
4.07% 2/15/12		150,000	149,106
Series 2006-2 A2
5.35% 3/15/13		150,000	151,353
Hyundai Auto Receivables
Trust Series 2007-A A3A
5.04% 1/17/12		20,000	20,066
WFS Financial Owner Trust
Series 2005-1 A4
3.87% 8/17/12		150,000	148,850
Total Non-Agency Asset-
Backed Securities (cost $972,645)			976,859

Non-Agency Collateralized Mortgage Obligations – 0.92%
•Bear Stearns Adjustable
Rate Mortgage Trust
Series 2007-1 3A2
5.763% 2/25/47		290,003	290,395
Citicorp Mortgage Securities
Series 2006-3 1A4
6.00% 6/25/36		70,000	69,589
Series 2007-1 2A1
5.50% 1/25/22		329,700	333,587
•Citigroup Mortgage Loan
Trust Series 2007-AR8
1A3A 6.059% 8/25/37		98,644	97,658
•wCountrywide Home Loan
Mortgage Pass Through
Trust Series 2004-HYB4 M
4.833% 9/20/34		22,767	21,704
•First Horizon Asset Securities
Series 2007-AR2 1A1
5.86% 8/25/37		165,766	166,180
Series 2007-AR3 2A2
6.327% 11/25/37		131,597	132,073
•GSR Mortgage Loan Trust
Series 2006-AR1 3A1
5.392% 1/25/36		212,239	209,556
•JPMorgan Mortgage Trust
Series 2004-A5 4A2
4.829% 12/25/34		352,870	348,957
•MASTR Adjustable Rate
Mortgages Trust
Series 2006-2 4A1
4.991% 2/25/36		131,482	128,278
•Structured Adjustable Rate
Mortgage Loan Trust
Series 2005-22 4A2
5.373% 12/25/35		43,383	42,742

(continues)     15

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal	Value
		Amount°	(U.S.$)
Non-Agency Collateralized Mortgage Obligations (continued)
•Wells Fargo Mortgage-
Backed Securities Trust
Series 2005-AR2 2A1
4.547% 3/25/35	USD	106,505	$105,744
Series 2005-AR16 6A4
5.00% 10/25/35		77,289	77,218
Series 2006-AR14 2A4
6.087% 10/25/36		80,011	81,035
Total Non-Agency Collateralized Mortgage
Obligations
(cost $2,085,037)			2,104,716

«Senior Secured Loans – 6.16%
Affirmative Insurance
Holdings 8.86% 1/31/14		498,747	476,303
AlixPartners
7.25% 10/12/13		500,000	489,375
Allied Waste North America
7.73% 3/28/14		500,000	479,167
ALLTEL 7.69% 12/21/14		100,000	95,500
BNY ConvergEx Group
7.39% 9/29/13		500,000	486,875
Building Materials
8.256% 2/22/14		498,750	426,641
Coffeyville Resources
5.26% 12/28/10		81,285	78,440
8.365% 12/28/13		265,100	257,479
Community Health Systems
7.61% 7/2/14		374,532	359,751
7.61% 8/25/14		15,468	14,857
DaimlerChrysler
13.51% 7/1/13		500,000	468,125
Energy Futures Holdings
7.565% 10/10/14		420,000	411,732
8.39% 10/10/14		330,000	323,608
Ford Motor
8.36% 11/29/13		309,221	288,805
Freescale Semiconductor
7.37% 12/1/13		497,491	465,646
Georgia Pacific Term
Tranche Loan B
7.115% 12/22/12		249,372	237,423
HCA 7.12% 11/18/13		180,000	173,010
Idearc 7.35% 11/1/14		498,744	478,275
Jarden 7.67% 1/24/12		99,744	95,879
MacDermid 7.45% 4/12/14		79,641	78,049
MetroPCS Wireless
9.70% 2/20/14		497,487	478,279
Michaels Stores
8.37% 10/11/13		99,749	91,863
NE Energy 7.87% 11/1/13		500,000	474,688
Rental Services
8.61% 11/30/12		500,000	485,625
Selector Remedy
8.36% 7/31/14		500,000	440,000
Spirit Finance
8.36% 5/23/13		475,000	421,959
Stallion Oilfield Services
10.86% 6/12/13		100,000	98,500
Surgical Care Affiliates
8.31% 12/29/14		498,750	458,850
Talecris Biotherapeutics 2nd
Lien 11.85% 12/6/14		500,000	497,500
Time Warner Telecom
Holdings 7.62% 1/7/13		498,744	480,041
Toys R US 8.73% 7/19/12		497,512	490,050
Travelport 8.13% 8/1/13		287,476	273,701
Tribune 8.698% 5/30/14		350,000	305,200
United Airlines
7.375% 2/1/14		125,000	119,089
Univision Communications
7.60% 9/15/14		500,000	460,892
US Airways Group
8.05% 3/23/14		500,000	467,708
USI Holdings 8.11% 5/4/14		498,750	475,683
Venetian Macau
7.10% 5/26/13		500,000	480,000
Visteon 8.61% 6/13/13		400,000	372,300
Windstream Term Loan B
6.86% 7/17/13		498,750	488,982
Total Senior Secured Loans
(cost $14,674,119)			14,045,850

Sovereign Debt – 6.80%
Argentina – 0.49%
*Republic of Argentina
8.28% 12/31/33		1,160,958	1,123,226
			1,123,226
Brazil – 0.67%
Federal Republic of Brazil
10.25% 1/10/28	BRL	3,000,000	1,526,190
			1,526,190
Colombia – 1.64%
Republic of Colombia
12.00% 10/22/15	COP	6,000,000,000	3,272,856
#Santa Fe de Bogota D.C.
144A 9.75% 7/26/28	COP	1,000,000,000	465,863
			3,738,719
Mexico – 1.75%
Mexican Bonos
9.50% 12/18/14	MXN	40,000,000	3,982,398
			3,982,398
Pakistan – 0.77%
#Republic of Pakistan 144A
6.875% 6/1/17	USD	2,000,000	1,760,000
			1,760,000

		Principal	Value
		Amount°	(U.S.$)
Sovereign Debt (continued)
Turkey – 1.04%
*Republic of Turkey
11.875% 1/15/30	USD	1,500,000	$2,377,500
			2,377,500
United Kingdom – 0.44%
#CS International for City
of Kiev Ukraine 144A
8.25% 11/26/12		1,000,000	1,005,300
			1,005,300
Total Sovereign Debt
(cost $16,212,732)			15,513,333

Supranational Banks – 2.38%
European Bank for
Reconstruction &
Development
7.00% 7/30/12	INR	41,000,000	1,091,915
European Investment Bank
8.00% 10/21/13	ZAR	6,880,000	932,509
Inter-American
Development Bank
9.00% 8/6/10	BRL	2,081,000	1,136,442
International Bank for
Reconstruction &
Development
9.75% 8/2/10	ZAR	7,000,000	1,011,352
17.75% 7/30/08	TRY	1,490,000	1,262,755
Total Supranational Banks
(cost $5,230,858)			5,434,973

U.S. Treasury Obligations – 2.20%
*U.S. Treasury Bonds
4.75% 2/15/37	USD	187,000	197,504
U.S. Treasury Notes
*3.50% 11/15/09		1,087,000	1,097,785
*3.625% 10/31/09		131,000	132,402
4.25% 11/15/17		19,000	19,442
*¥4.50% 5/15/10		500,000	517,579
*4.625% 7/31/12		2,900,000	3,048,628
Total U.S. Treasury Obligations
(cost $4,993,939)			5,013,340

@w# Leveraged Non-Recourse Securities – 0.00%
JPMorgan Pass Through
Trust 2007 144A
8.845% 1/15/87		500,000	0
Merrill Lynch Preferred Pass
Through Trust 2006 144A		40,000	400
Total Leveraged Non-
Recourse Securities
(cost $1,484,837)			400

		Number of
		Shares
Preferred Stock – 0.03%
Freddie Mac 8.375%		2,400	61,200
Total Preferred Stock
(cost $60,000)			61,200

Residual Interest Trust Certificates – 0.20%
@w#Freddie Mac Auction Pass
Through 2007 144A		1,000,000	459,700
Total Residual Interest Trust Certificates
(cost $1,088,378)			459,700

Total Value of Securities Before Securities
Lending Collateral – 97.78%
(cost $237,511,208)			223,053,606

Securities Lending Collateral** – 13.00%
Investment Companies
Mellon GSL DBT II
Collateral Fund		29,657,017	29,657,017
Total Securities Lending Collateral
(cost $29,657,017)			29,657,017

Total Value of Securities – 110.78%
(cost $267,168,225)			252,710,623 ©

Written Option – 0.00%
FedEx exercise price $105
expiration date 12/22/07		100	(5,500)
Total Written Option
(proceeds $34,699)			(5,500)
Obligation to Return Securities
Lending Collateral** – (13.00%)			(29,657,017)
Receivables and Other Assets
Net of Liabilities – 2.22%			5,055,845
Net Assets Applicable to 12,929,436
Shares Outstanding; Equivalent to
$17.64 per Share – 100.00%			$228,103,951

Components of Net Assets at November 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)			$245,001,860
Distributions in excess of net investment income			(656,619)
Accumulated net realized loss on investments			(1,853,390)
Net unrealized depreciation of investments
and foreign currencies			(14,387,900)
Total net assets			$228,103,951

(continues)     17

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

°Principal amount shown is stated in the currency in which each security is denominated.

BRL — Brazilian Real
COP — Colombian Peso
EUR — European Monetary Unit
INR — Indian Rupee
ISK — Iceland Krona
MXN — Mexican Peso
RUB — Russian Rubles
TRY — Turkish Lira
USD — United States Dollar
ZAR — South African Rand

*	Fully or partially on loan.
†	Non-income producing security for the year ended November 30, 2007.
•	Variable rate security. The rate shown is the rate as of November 30, 2007.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2007, the aggregate amount of fair valued securities equaled $256,073, which represented 0.11% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2007, the aggregate amount of Rule 144A securities equaled $18,314,421, which represented 8.03% of the Fund’s net assets. See Note 12 in “Notes to Financial Statements.”

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (‘LIBOR’) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

¥	Fully or partially pledged as collateral for financial futures contracts.
@	Illiquid security. At November 30, 2007, the aggregate amount of illiquid securities equaled $560,100 which represented 0.24% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
**	See Note 11 in “Notes to financial statements.”
©	Includes $28,418,271 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
PIK — Payment-in-Kind
REIT — Real Estate Investment Trust
S.F. — Single Family
yr — Year

The following foreign currency exchange contract, futures contract, and swap contracts were outstanding at November 30, 2007:

Foreign Currency Exchange Contract[1]
Contract to			Unrealized
Receive	In Exchange For	Settlement Date	Depreciation
EUR 166,359	USD (246,245)	12/3/07	$(2,864)

Futures Contract[2]
Contract	Notional	Notional	Expiration	Unrealized
to Buy	Cost	Value	Date	Depreciation
18 U.S. Treasury
5 year Notes	$1,984,676	$1,981,969	3/31/08	$(2,707)

Swap Contracts[3]
Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
Rohm & Haas
5.5 yr CDS	$65,000	0.37%	3/20/13	$164
JPMorgan Chase
Embarq 7 yr CDS	30,000	0.77%	9/20/14	701
Lehman Brothers
Capmark Financial
5 yr CDS	25,000	2.42%	9/20/12	3,883
5 yr CDS	50,000	4.25%	9/20/12	4,655
Home Depot
5 yr CDS	90,000	0.50%	9/20/12	1,354
Macy’s 5 yr CDS	70,000	1.57%	12/20/12	(490)
Target 5 yr CDS	80,000	0.57%	12/20/12	(467)
VF Corporation
5 yr CDS	37,500	0.40%	9/20/12	31
Washington Mutual
4 yr CDS	245,000	0.85%	9/20/11	23,886
10 yr CDS	35,000	3.15%	12/20/17	172
				$33,889
Protection Sold:
Goldman Sachs
JC Penney 5 yr CDS	70,000	1.52%	12/20/12	$(203)
Lehman Brothers
Freddie Mac
5 yr CDS	52,000	1.08%	12/20/12	1,565
				$1,362

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”
2 See Note 8 in “Notes to financial statements.”
3 See Note 10 in “Notes to financial statements.”

See accompanying notes

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

June 29, 2007* to November 30, 2007

Investment Income:
Dividends	$1,672,026
Interest	3,084,912
Securities lending income	62,061
Foreign tax withheld	(46,829)	$4,772,170

Expenses:
Management fees	970,895
Reports to shareholders	42,102
Accounting and administration expenses	38,824
Audit and tax	32,172
Dividend disbursing and transfer agent fees and expenses	15,721
Legal fees	13,306
Pricing fees	5,649
Custodian fees	3,449
Trustees’ fees and benefits	3,124
Dues and services	746
Trustees’ expenses	680
Consulting fees	658	1,127,326
Less expense paid indirectly		(3,349)
Total operating expenses		1,123,977
Net Investment Income		3,648,193

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		(1,749,195)
Foreign currencies		(357,105)
Futures contracts		118,774
Options written		741,036
Swap contracts		(884,132)
Net realized loss		(2,130,622)
Net unrealized appreciation/depreciation of investments and foreign currencies		(14,387,900)
Net Realized and Unrealized Loss on Investments and Foreign Currencies		(16,518,522)

Net Decrease in Net Assets Resulting from Operations		$(12,870,329)

*Date of commencement of operations.

See accompanying notes

Statement of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

6/29/07*
to
11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,648,193
Net realized loss on investments and foreign currencies	(2,130,622)
Net unrealized appreciation/depreciation of investments and foreign currencies	(14,387,900)
Net decrease in net assets resulting from operations	(12,870,329)

Dividends and Distributions to Shareholders from:[1]
Net investment income	(4,027,580)
Tax return of capital	(1,480,360)
(5,507,940)
Capital Share Transactions:
Proceeds from sales of common shares, net of offering costs	246,382,220
Increase in net assets derived from capital share transactions	246,382,220
Net Increase in Net Assets	228,003,951

Net Assets:
Beginning of period	100,000
End of period (including distributions in excess of net investment income of $656,619)	$228,103,951

*Date of commencement of operations.

1See Note 4 in “Notes to financial statements.”

See accompanying notes

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout the period was as follows:

6/29/07[1]
to
11/30/07
Net asset value, beginning of period	$19.100

Income (loss) from investment operations:
Net investment income[2]	0.288
Net realized and unrealized loss on investments and foreign currencies	(1.285)
Total from investment operations	(0.997)

Less dividends and distributions from:
Net investment income	(0.284)
Return of capital	(0.142)
Total dividends and distributions	(0.426)

Capital share transactions
Common share offering costs charged to paid in capital	(0.037)
Total capital share transactions	(0.037)

Net asset value, end of period	$17.640

Market value, end of period	$15.370

Total return based on:[3]
Net asset value	(4.97% )
Market value	(17.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$228,104
Ratio of expenses to average net assets	1.17%
Ratio of net investment income to average net assets	3.68%
Portfolio turnover	175%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

See accompanying notes

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2007

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

The Fund commenced operations on June 29, 2007.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

The Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions — The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distributi on then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $1.704 per share ($0.142 monthly). The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1. Significant Accounting Policies (continued)
Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date as an estimate, subject to reclassification upon notice of the character of such distribution by the issuer.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment adviser, an annual fee of 1.00%, which is calculated daily based on average daily net assets of the Fund.

DMC reimbursed all the Fund’s organizational expenses, amounting to $68,000, which were incurred prior to the Fund’s commencement of operations. DMC has also agreed to pay offering costs of the Fund that exceed $0.037 per common share. Total offering costs amounted to $688,324 of which $218,324 were borne by DMC.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the period ended November 30, 2007, the Fund was charged $25,140 for these services.

At November 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$187,957
Fees and other expenses payable to DSC	33,609
Other expenses payable to DMC and affiliates*	16,308

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the period ended November 30, 2007, the Fund was charged $2,833 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Certain officers of DMC and DSC are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended November 30, 2007, the Fund made purchases of $394,475,385 and sales of $155,544,962 of investment securities other than short-term investments.

At November 30, 2007, the cost of investments for federal income tax purposes was $267,923,811. At November 30, 2007, net unrealized depreciation was $15,213,188, of which $4,326,597 related to unrealized appreciation of investments and $19,539,785 related to unrealized depreciation of investments.

(continues)     23

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period ended November 30, 2007 was as follows:

6/29/07*
to
11/30/07
Ordinary income	$4,027,580
Return of capital	1,480,360
Total	$5,507,940

*Date of commencement of operations.

5. Components of Net Assets on a Tax Basis
As of November 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$245,001,860
Capital loss carryforwards	(1,723,170)
Unrealized depreciation of investments and
foreign currencies	(15,174,739)
Net assets	$228,103,951

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, passive foreign investment companies, and tax treatment of CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the period ended November 30, 2007, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$(277,232)
Accumulated net realized loss	277,232

For federal income tax purposes, capital loss carryforwards of $1,723,170 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2015.

6. Capital Stock
Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the period ended November 30, 2007.

For the period ended November 30, 2007, the Fund issued 12,924,200 common shares.

The Fund did not repurchase any shares under the Fund’s Share Repurchase Program during the period ended November 30, 2007.

7. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of net assets.

8. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of net assets.

9. Options Written
During the period June 29, 2007 to November 30, 2007, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option,

9. Options Written (continued)
bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended November 30, 2007 for the Fund were as follows:

	Number of contracts	Premiums
Options written	4,749	$775,734
Options expired	(4,592)	(739,502)
Options closed	(57)	(1,533)
Options outstanding at
November 30, 2007	100	$34,699

10. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/ receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended November 30, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of net assets.

11. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The

(continues)     25

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

11. Securities Lending (continued)
Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2007, the market value of securities on loan was $28,418,271, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

12. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund also invests in taxable municipal bonds.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period June 29, 2007 to November 30, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of net assets.

13. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the period June 29, 2007 to November 30, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gain	Income	Return	Total	(D)
Distributions	Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
0%	73%	27%	100%	14%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.
(D) is based on percentage of ordinary income distributions of the Fund.
[1]Qualifiying dividends represent dividends, which qualify for the corporate dividends received deduction.

*For the period June 29, 2007 to November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $828,436 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Enhanced Global Dividend and Income Fund

We have audited the accompanying statement of net assets of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2007, and the related statement of operations, statement of changes in net assets, and financial highlights for the period June 29, 2007 (commencement of operations) through November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Enhanced Global Dividend and Income Fund at November 30, 2007, and the results of its operations, the changes in its net assets, and its financial highlights for the period June 29, 2007 ( commencement of operations) through November 30, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 22, 2008

Other Fund information (unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board Consideration of Delaware Enhanced Global Dividend and Income Fund Investment Advisory Agreement

Nature, Extent And Quality Of Service. Consideration was given to the services provided by Delaware Investments to the Delaware Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as compliance of portfolio managers with the investment policies, strategies and restrictions, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the annual contract renewal meeting.

Comparative Expenses. The Board considered management fee and total expense comparison data for the proposed Fund and other comparable funds presented in the Board materials. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range. The Board was satisfied with the proposed management fees and total expenses of the Fund in comparison to other similar global closed-end funds.

Management Profitability. The Board considered the level of profits to be realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the value of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of such economies of scale on to shareholders was not likely to provide the intended effect.

Corporate Governance

The Fund’s audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2007 to the New York Stock Exchange (“NYSE”) on July 19, 2007 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s web site at http://www.sec.gov.

Additions to Portfolio Management Team

In August, 2007, Kevin P. Loome was appointed as an additional co-portfolio manager of the Fund. Mr. Loome will work with Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Zoë Neale, Thomas H. Chow, Philip R. Perkins and Liu-Er Chen in making day-to-day decisions for the Fund.

In January, 2008, Roger Early was appointed as an additional co-portfolio manager of the Fund. Mr. Early will work with Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Zoë Neale, Thomas H. Chow, Philip R. Perkins, Kevin Loome and Liu-Er Chen in making day-to-day decisions for the Fund.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

Distribution Information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

	Net Investment	Return of	Total Distribution
	Income per share	Capital per share	Amount
9/07	$0.142	—	$0.142
10/07	$0.084	$0.058	$0.142
11/07	$0.058	$0.084	$0.142
Total	$0.284	$0.142	$0.426

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Change in Fund Accounting and Financial Administration Services Agent

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAV and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays Mellon Bank, N.A. an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, Delaware Service Company, Inc. (“DSC”) provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to Mellon Bank, N.A. and DSC under the service agreements described above will be allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to the Fund at an annual rate of 0.04% of the Fund’s average daily net assets.

Dividend Reinvestment Plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Mellon Investor Services LLC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

(continues)     29

Other Fund information (unaudited)

Delaware Enhanced Global Dividend and Income Fund

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938; telephone: 800-851-9677.

Fund management

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Zoë A. Neale
Senior Vice President, Chief Investment Officer — International Value Equity

Zoë A. Neale joined Delaware Investments in June 2005 to develop the firm’s International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Neale earned a bachelor’s degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader — Large-Cap Value Focus Equity

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

(continues)     31

Other Fund information (unaudited)

Delaware Enhanced Global Dividend and Income Fund

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Bob Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm’s REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm’s Dividend Income products, which he helped create in the 1990s. Most recently, Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager,
Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager

Philip R. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, he worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     33

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA		Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison†
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher†
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Contact information

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer
agent
BNY Mellon Investor Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

†Audit committee member

(2595)	Printed in the USA
AR-DEX [11/07] CGI 1/08	MF-07-12-024 PO12528

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $64,000 for the fiscal year ended November 30, 2007.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,650 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return, review of annual excise distribution calculation, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $256,338 for the registrant’s fiscal year ended November 30, 2007.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of November 30, 2007.

				Total Assets
				in Accounts with
			No. of Accounts with	Performance-
	No. of	Total Assets	Performance-Based	Based
	Accounts	in Accounts Fee	Fees	Fee
Damon J. Andres
Registered	8	$2.6 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$83.2 million	0	$0
Liu-Er Chen
Registered	4	$1.9 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$7.7 million	0	$0

Thomas H. Chow
Registered	17	$8.7 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$1.6 billion	0	$0
Roger A. Early
Registered	15	$4.9 billion	0	$0
Investment
Companies
Other pooled	1	$7.7 million	0	$0
Investment Vehicles
Other Accounts	20	$3.9 billion	0	$0
Kevin P. Loome
Registered	18	$6.8 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$584.3 million	0	$0
Zoë A. Neale
Registered	8	$2.4 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$370.4 million	0	$0
D. Tysen Nutt, Jr.
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Philip R. Perkins
Registered	5	$3.8 billion	0	$0
Investment
Companies
Other pooled	0	0	0	$0
Investment Vehicles
Other Accounts	4	$938.2 million	0	$0
Babak Zenouzi
Registered	8	$2.6 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$83.2 million	0	$0

Description of Material Conflicts of Interest

     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

     Due to the transitioning of responsibilities of Mr. Early and Mr. Loome, their bonus for the past year was guaranteed. It is anticipated tat going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

     Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

     As of November 30, 2007, none of the Fund’s portfolio managers owned shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Enhanced Global Dividend and Income Fund

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date: February 1, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date: February 1, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date: February 1, 2008